    As filed with the Securities and Exchange Commission on February 5, 2001

                                                  Registration No. 333-_________

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              --------------------

                            ULTRA MOTORCYCLE COMPANY

             (Exact name of registrant as specified in its charter)

           CALIFORNIA                                       33-0140149
(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                         Identification No.)

                              --------------------

                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752
                    (Address of Principal Executive Offices)

                              --------------------

                            ULTRA MOTORCYCLE COMPANY
                             2000 STOCK OPTION PLAN
                            (Full title of the plan)

                                    ANNE TODD
                                   CONTROLLER
                            ULTRA MOTORCYCLE COMPANY
                                3810 WACKER DRIVE
                           MIRA LOMA, CALIFORNIA 91752
                     (Name and address of agent for service)

                                 (909) 360-2500
                     (Telephone number, including area code,
                              of agent for service)

                              --------------------

                          Copies of communications to:
                           HOWARD J. UNTERBERGER, ESQ.
                           CHRISTINA LYCOYANNIS, ESQ.
                                MILLER & HOLGUIN
                             1801 CENTURY PARK EAST
                                  SEVENTH FLOOR
                          LOS ANGELES, CALIFORNIA 90067
                                 (310) 556-1990

                              --------------------

                         CALCULATION OF REGISTRATION FEE


-------------------------------------------------------------------------------------------------------------------
                                                                           PROPOSED MAXIMUM
TITLE OF SECURITIES TO      AMOUNT TO BE          PROPOSED MAXIMUM        AGGREGATE OFFERING         AMOUNT OF
     BE REGISTERED           REGISTERED       OFFERING PRICE PER SHARE           PRICE            REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------
     Common Stock             1,000,000              $.21875(2)              $218,750(2)             $54.68(2)
                            shares(1)(4)
-------------------------------------------------------------------------------------------------------------------
  Options to purchase          650,000                  (3)                      (3)                    (3)
     Common Stock           options(3)(4)
-------------------------------------------------------------------------------------------------------------------


(1) These shares underlie options issuable under the Ultra Motorcycle Company 2000 Stock Option Plan (the "Plan"). The number of shares of Common Stock being registered is the maximum aggregate number of shares presently issuable upon exercise of options issued under the Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon the average of the high and low price of the Company's Common Stock as reported on February 2, 2001 on the OTC Bulletin Board.

(3) These are the remaining options that are issuable under the Plan. No additional fee for registration of these options is required by virtue of Rule 457(g).

(4) The registration statement also includes an indeterminable number of additional shares of Common Stock and options that may become issuable under the Plan by virtue of anti-dilution adjustment provisions of the Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The documents containing the information specified in Part I of Form S-8 need not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), but will be sent or given to employees as specified by Rule 428(b)(1) under the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Ultra Motorcycle Company, a California corporation (the "Company") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

     (a) The Company's annual report on Form 10-KSB for the year ended December 31, 1999.

     (b) The Company's quarterly report on Form 10-QSB for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000.

     (c) The Company's proxy statement filed in final form with the Commission on November 9, 2000 in connection with the Company's annual meeting of shareholders held on December 15, 2000.

     (d) The Company's report on Form 8-K dated January 18, 2000 and filed as of January 26, 2000.

     (e) The Company's report on Form 8-K dated January 31, 2000 and filed as of February 15, 2000.

     (f) The Company's report on Form 8-K dated April 4, 2000 and filed as of April 7, 2000.

     (g) The Company's report on Form 8-K dated January 17, 2001 and filed as of February 2, 2001.

     (h) The description of the Company's class of Common Stock which is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as set forth in Item 1 of the Company's registration statement on Form 8-A filed under the Exchange Act on March 17, 1987 (incorporating by reference the text under "Description of Securities" in the Company's Form S-18 registration statement No. 33-9879-LA filed on October 30, 1986, which is also incorporated herein by this reference), and updated by (i) footnote 8 to the Consolidated Financial Statements in the Company's Form 10-QSB report for the quarter ended September 30, 1996; (ii) paragraph one of Item 2,
Part II ("Changes in Securities"), of the Company's Form 10-QSB report for the quarter ended September 30, 1997; and (iii) footnote 11 to the Consolidated Financial Statements in the Company's Form 10-QSB report for the quarter ended March 31, 1998.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this registration statement and prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereunder have been sold, or which deregisters all securities then remaining unsold under this registration statement, shall be deemed to be incorporated by reference in the registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company's Bylaws and Section 317 of the California General Corporation Law provide for indemnification of directors and officers against certain liabilities. Officers and directors of the Company are indemnified generally against expenses, judgments, fines and other amounts actually and reasonably incurred in connection with actions, suits or proceedings, whether civil or criminal, provided that it is determined that they acted in good faith and in a manner they reasonably believed to be in the best interests of the Company, and, in any criminal matter, had reasonable cause to believe that their conduct was not unlawful.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not applicable.

                                    EXHIBITS

EXHIBIT
 NUMBER       DESCRIPTION OF EXHIBIT
 ------       ----------------------

   4.1 Articles of Incorporation, as amended, of Registrant (formerly known as HDL Communications)(1)

   4.2 Certificate of Amendment of Articles of Incorporation dated June 21, 1996(2)

   4.3 Certificate of Correction of Certificate of Amendment of Articles of Incorporation dated July 25, 1997(3)

   4.4        Certificate of Determination of Series B Convertible Preferred
              Stock(3)

   4.5        Certificate of Determination of Series C Convertible Preferred
              Stock(4)

   4.6        Certificate of Determination of Series D Convertible Preferred
              Stock(5)

   4.7        Bylaws, as amended, of Registrant(1)

   4.8        Form of Certificate of Common Stock of Registrant(6)

   4.9        2000 Ultra Motorcycle Company Stock Option Plan(7)

   5.1 Form of Opinion of Miller & Holguin as to the legality of the securities being registered

  23.1        Consent of Singer Lewak Greenbaum & Goldstein LLP

  23.2 Consent of Miller & Holguin (included in its opinion filed as Exhibit 5.1)

-------------------------

(1) Previously filed as an exhibit to Registrant's registration statement on Form SB-2 (No. 33-92294) filed with the Commission on May 31, 1995.

(2) Previously filed as an exhibit to Registrant's Form 10-KSB report for the fiscal year ended December 31, 1996 filed with the Commission on April 15, 1997.

(3) Previously filed as an exhibit to Registrant's Form 10-QSB report for the fiscal quarter ended September 30, 1997 filed with the Commission on November 14, 1997

(4) Previously filed as an exhibit to Registrant's Form 10-QSB report for fiscal quarter ended March 30, 1998 filed with the Commission on May 15, 1998.

(5) Previously filed as an exhibit to Registrant's registration statement on Form S-3 (No. 333-72167) as filed with the Commission on February 11, 1999.

(6) Previously filed as an exhibit to Registrant's Form 10-KSB report for the fiscal year ended December 31, 1998 filed with the Commission on April 15, 1999.

(7) Previously filed as Appendix B to Registrant's proxy statement filed in final form with the Commission on November 9, 2000 in connection with the Company's annual meeting of shareholders held on December 15, 2000.

-------------------------


ITEM 9.  UNDERTAKINGS

        (a)     The undersigned registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of such registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in such registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in such effective registration statement; and

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in such registration statement or any material change to such information in such registration statement;

                        Provided, however, that paragraphs (1)(a)(i) and
                        (1)(a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in such registration statement.

                (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mira Loma, State of California, on the 5th day of February, 2001.

                                   ULTRA MOTORCYCLE COMPANY



                                    By:  /s/ Harold L. Collins
                                         -----------------------------
                                         Harold L. Collins
                                         President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



         SIGNATURE                                       TITLE                            DATE
         ---------                                       -----                            ----

/s/ Harold L. Collins                     President and Chief Executive Officer       February 5, 2001
-----------------------------------       (Principal Executive Officer) and
Harold L. Collins                                       Director

/s/ Anne Todd                              Controller (Principal Financial and        February 5, 2001
-----------------------------------               Accounting Officer)
Anne Todd

/s/ John Russell                                       Director                       February 5, 2001
-----------------------------------
John Russell

/s/ Humbert Powell                                     Director                       February 5, 2001
-----------------------------------
Humbert Powell

/s/ Kenneth Schwartz                                   Director                       February 5, 2001
-----------------------------------
Kenneth Schwartz


                                  EXHIBIT INDEX


        EXHIBIT
         NUMBER     DESCRIPTION OF EXHIBIT
         ------     ----------------------

          4.1 Articles of Incorporation, as amended, of Registrant (formerly known as HDL Communications)(1)

          4.2 Certificate of Amendment of Articles of Incorporation dated June 21, 1996(2)

          4.3 Certificate of Correction of Certificate of Amendment of Articles of Incorporation dated July 25, 1997(3)

          4.4 Certificate of Determination of Series B Convertible Preferred Stock(3)

          4.5 Certificate of Determination of Series C Convertible Preferred Stock(4)

          4.6 Certificate of Determination of Series D Convertible Preferred Stock(5)

          4.7       Bylaws, as amended, of Registrant(1)

          4.8       Form of Certificate of Common Stock of Registrant(6)

          4.9       2000 Ultra Motorcycle Company Stock Option Plan(7)

          5.1 Form of Opinion of Miller & Holguin as to the legality of the securities being registered

          23.1      Consent of Singer Lewak Greenbaum & Goldstein LLP

          23.2 Consent of Miller & Holguin (included in its opinion filed as Exhibit 5.1)

------------------
(1) Previously filed as an exhibit to Registrant's registration statement on Form SB-2 (No. 33-92294) filed with the Commission on May 31, 1995.

(2) Previously filed as an exhibit to Registrant's Form 10-KSB report for the fiscal year ended December 31, 1996 filed with the Commission on April 15, 1997.

(3) Previously filed as an exhibit to Registrant's Form 10-QSB report for the fiscal quarter ended September 30, 1997 filed with the Commission on November 14, 1997

(4) Previously filed as an exhibit to Registrant's Form 10-QSB report for fiscal quarter ended March 30, 1998 filed with the Commission on May 15, 1998.

(5) Previously filed as an exhibit to Registrant's registration statement on Form S-3 (No. 333-72167) as filed with the Commission on February 11, 1999.

(6) Previously filed as an exhibit to Registrant's Form 10-KSB report for the fiscal year ended December 31, 1998 filed with the Commission on April 15, 1999.

(7) Previously filed as Appendix B to Registrant's proxy statement filed in final form with the Commission on November 9, 2000 in connection with the Company's annual meeting of shareholders held on December 15, 2000.

-------------------------